This Supplement is filed pursuant to Rule 497(d) with regard to Equity Investor Fund, Concept Series - Tele-Global Trust 2,
Defined Asset Funds.

The text of the supplement to the Prospectus dated May 30, 1997 is as follows:

		 Supplement dated February 20, 1998
	     to Prospectus dated May 30, 1997, of
			 Equity Investor Fund
	  Concept Series - Tele-Global Trust 2 (TGS002)
                         Defined Asset Funds
            _______________________________________________


	 Effective immediately, the initial sales charge for regular purchases of this Series is reduced to 2.00% (2.041% of the net amount invested), without any further reduction for quantity purchases. In addition, deferred sales charges of $1.625 per 1,000 Units ($6.50 per year) will be deducted on the 10th day of February, May, August and November. Therefore, based on the net asset value on February 17, 1998, the maximum aggregate sales charge for Units purchased hereafter and held for the remaining life of the Fund is approximately 2.97% of the public offering price (3.061% of the net amount invested). The dealer concession will be a total of 1.30% of the public offering price plus all deferred sales charges. Units of this Fund are not eligible for an exchange option.



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